UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 14, 2002



                              BANDAG, INCORPORATED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                 Iowa                    1-7007             42-0802143
     ----------------------------   ----------------   -------------------
     (State or other jurisdiction   (Commission File      (IRS Employer
          of incorporation)              Number)       Identification No.)



                2905 North Highway 61, Muscatine, Iowa 52761-5886
      --------------------------------------------------------------------
           (Address or principal executive offices including zip code)

                                 (563) 262-1400
      --------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.   Other Events

          Reference is made to Item 5 of the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 23, 2002, pursuant to which the Registrant reported a settlement of certain litigation (Bandag, Incorporated vs. Michelin Retread Technologies, Incorporated et al., United States District Court for the Southern District of Iowa, 3-99-CV-80165). Attached as an exhibit to this report is a copy of a letter sent by the Registrant to all of its U.S. Franchisees describing certain terms of the settlement as it applies to U.S. Franchisees.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a).  None
          (b).  None
          (c).  See Exhibit Index on page 3.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                     BANDAG, INCORPORATED
                                     (Registrant)



Date:  June 14, 2002                 /s/ Warren W. Heidbreder
                                     -----------------------------------------
                                     Warren W. Heidbreder
                                     Vice President, Chief Financial Officer



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



                                  Exhibit Index

Exhibit
Number              Exhibit
-------             -------

99.1                Form letter to Registrant's U.S. Franchisees.





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